UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-23071	31-1241495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey, 07094
(Address of Principal Executive Offices) (Zip Code)

(201) 558-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 21, 2007, The Children’s Place Retail Stores, Inc. (the “Company”) issued a press release announcing preliminary financial results for its fiscal third quarter ended November 3, 2007.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

The information contained under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On November 21, 2007, the Company, issued a press release announcing that Richard Paradise, 45, will be joining the Company as Senior Vice President, Finance and that Mr. Paradise is expected to become the Company's chief financial officer once the Company has filed its delinquent periodic reports with the Securities and Exchange Commission. He will report directly to Susan Riley, Executive Vice President, Finance & Administration. A copy of the Company's press release is included as Exhibit 99.2.

In addition, the Company announced last week that it was unable to complete and file its delinquent SEC reports by end of business on November 14, 2007, the previous deadline imposed by the Board of Directors of the Nasdaq Stock Market, but that the Company has been granted an extension until January 9, 2008 by the Nasdaq Board to file all of its delinquent periodic reports to regain compliance with Rule 4310(c)(14).

While the Company continues to believe it will be able to file its financial reports soon, there is no assurance that the Company will be able to meet the new deadline, and if it does not, there is no assurance that the Nasdaq Board will grant the Company additional time to become compliant. If the Company has not regained compliance by January 2, 2008, it will need to explain to the Nasdaq Staff the reasons for its inability to do so, in order for the Nasdaq Board to consider whether any further extension is warranted. If the Company fails to come into compliance by January 9, 2008, or any extended deadline, the Company anticipates that its shares will be delisted.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

99.1	First Press Release dated November 21, 2007.
99.2	Second Press Release dated November 21, 2007.

[SIGNATURE BLOCK FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan Riley
Name: Susan Riley
Title: Executive Vice President, Finance and Administration

Dated: November 21, 2007